UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2017

Date of Report (Date of Earliest Event Reported)

CFCRE 2017-C8 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Rialto Mortgage Finance, LLC

(Exact name of sponsor as specified in its charter)

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-05	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 8, 2017, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, of CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2017-C8 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial and multifamily properties.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Art Van Portfolio, which is an asset of the Issuing Entity, is part of a loan combination (the “Art Van Portfolio Loan Combination”) that includes the Art Van Portfolio Mortgage Loan and 3 other pari passu loans that are not assets of the Issuing Entity (the “Art Van Portfolio Companion Loans”). On June 12, 2017, the Art Van Portfolio Companion Loan designated as Note A-1 was included in the UBS 2017-C1 securitization transaction. Beginning on that date, the Art Van Portfolio Loan Combination, including the Art Van Portfolio Mortgage Loan, will be primarily and specially serviced pursuant to (a) the UBS 2017-C1 Pooling and Servicing Agreement, dated as of June 1, 2017 (the “UBS 2017-C1 Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (b) that certain Amended and Restated Agreement Between Noteholders, dated as of June 8, 2017 (the “Art Van Portfolio Co-Lender Agreement”), by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 holder, Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-4 Holder, and Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1, as Note A-5 Holder, which was filed as an attachment to our current report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2017. The UBS 2017-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Baypoint Commerce Center, which is an asset of the Issuing Entity, is part of a loan combination (the “Baypoint Commerce Center Loan Combination”) that includes the Baypoint Commerce Center Mortgage Loan and 3 other pari passu loans that are not assets of the Issuing Entity (the “Baypoint Commerce Center Companion Loans”). On June 12, 2017, the Baypoint Commerce Center Companion Loan designated as Note A-2 was included in the UBS 2017-C1 securitization transaction. Beginning on that date, the Baypoint Commerce

Center Loan Combination, including the Baypoint Commerce Center Mortgage Loan, will be primarily serviced and specially serviced pursuant to (a) the UBS 2017-C1 Pooling and Servicing Agreement and (b) that certain Agreement Between Note Holders, dated as of June 8, 2017 (the “Baypoint Commerce Center Co-Lender Agreement”) by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, which was filed as an attachment to our current report on Form 8-K as filed with the SEC on June 8, 2017.

The terms and conditions of the UBS 2017-C1 Pooling and Servicing Agreement applicable to the servicing of the Art Van Portfolio Mortgage Loan and the Baypoint Commerce Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed with the SEC by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 8, 2017.

Item 9.01.          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P. (Registrant)
Date: June 13, 2017
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)